UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: September 5, 2013

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830

(Address of principal executive offices, including zip code)

(732)-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 3, 2013, Middlesex Water Company (the "Company") entered into an agreement with Monmouth County, New Jersey in connection with a project to design, construct and operate the Monmouth County Reclamation Center Leachate Pretreatment Facility. The Company is guaranteeing the payment and performance of Applied Water Management, Inc., a wholly-owned subsidiary of Natural Systems Utilities, LLC, a partner to Middlesex in various wastewater development efforts. NSU has executed a comparable agreement for the benefit of the Company. A copy of the press release announcing the agreement is attached hereto as Exhibit 99.1 and incorporated into this Form 8-K by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit
Number	Description of Document
99.1	Press Release issued by Middlesex Water Company, dated September 5, 2013 announcing agreement with Monmouth County, NJ whereby Middlesex Water Company and Applied Water Management will partner to provide leachate pretreatment to the Monmouth County Landfill.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

s/A. Bruce O’Connor
A. Bruce O’Connor
Vice President, Chief
Financial Officer